Exhibit 10.4

Credit Line Account:	5V-69481

Collateral Account:	WI-26904

SECOND ADDENDUM TO CREDIT LINE ACCOUNT APPLICATION AND AGREEMENT

This Second Addendum (this “Second Addendum”) is attached to, incorporated by reference into and is fully a part of the Credit Line Account Application and Agreement between UBS Bank USA (the “Bank”) and the borrower named in the signature area below (the “Borrower”), as modified and supplemented by the Addendum to Credit Line Account Application and Agreement (the “Addendum”), each dated as of the date hereof (as amended or otherwise modified from time to time and together with the Addendum, collectively the “Agreement”). This Second Addendum and the Agreement shall not become effective and binding upon the Bank until this Second Addendum has been executed by the Borrower and accepted by the Bank at its home office. Any conflict between the terms of the Agreement and this Second Addendum shall be resolved in accordance with the terms of this Second Addendum. Defined terms used herein to have the respective meanings set forth in the Agreement unless otherwise defined in this Second Addendum.

A.	The Bank, UBS Financial Services Inc. and the Borrower each acknowledge and agree that:

1. Section 8 of the Agreement is amended as follows: (i) The term “Set-off” is deleted from the heading and (ii) Section 8 h) is deleted in its entirety.

2. Section 8 a) of the Agreement is amended as follows: The following new sentence is added immediately at the end of Section 8 a):

“Notwithstanding anything to the contrary in the Agreement, the Collateral shall not include that certain investment account number WI-04635 held in the name of the Borrower at UBS Financial Services Inc.”

B.	This Second Addendum may be signed in multiple original counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page(s) follows]

IN WITNESS WHEREOF, each of the parties has signed this Second Addendum pursuant to due and proper authority as of the date set forth below.

FEI COMPANY

By:
Name:
Title:

UBS BANK USA

By:
Name:
Title:

By:
Name:
Title:

UBS FINANCIAL SERVICES INC.

By:
Name:
Title:

By:
Name:
Title:

Date:                 , 2009